Supplement dated May 26, 2023
to the Prospectus of the following funds:
Fund	Prospectus
Columbia ETF Trust I
Columbia International ESG Equity Income ETF	3/1/2023
Columbia U.S.ESG Equity Income ETF	3/1/2023
Effective immediately the following changes are hereby made to the Funds' Prospectus:
The fifth and the sixth paragraphs under the subsection “Principal Investment Strategies” in the “Summary of Columbia International ESG Equity Income ETF" and in the "More Information About Columbia International ESG Equity Income ETF" sections of the Prospectus are hereby superseded and replaced with the following:
A company’s recognition and management of its material ESG exposures and related disclosures can provide an additional lens through which to understand the quality, leadership, strategic focus, risk management and operational standards of the company. In assessing what the material ESG exposures are for a company, the Investment Manager, through the ESGM Ratings system, draws on the Sustainability Accounting Standards Board (SASB) materiality framework. The ESGM Ratings system seeks to identify and assess potential material ESG factors, essentially material risk and opportunity exposures, in companies. The Index’s premise is that companies that lead and report on the most material industry ESG factors, such as environmental, social capital, human capital, business model and innovation, and leadership and governance should be well-positioned to build competitive advantage and sustain their long-term future.
The ESGM Ratings provide subjective (based on the Investment Manager’s opinion) indicators into how effectively a company appears to be managing its material ESG risks and opportunities, expressed as a numerical ESGM Rating of a company from 1 to 5. A company determined to have an ESGM Rating of 1 reflects the Investment Manager’s then-current subjective assessment that the company is managing its material ESG risks and opportunities with low risk exposure. Conversely, a company determined to have an ESGM Rating of 5 reflects the Investment Manager’s then-current subjective assessment that the company is managing its material ESG risks and opportunities with high risk exposure. Companies in the MSCI EAFE Index that do not report or publish the necessary data to calculate an ESGM Rating will not receive an ESGM Rating by the Investment Manager and, being unrated, are not eligible for inclusion in the Index.
The fifth and the sixth paragraphs under the subsection “Principal Investment Strategies” in the “Summary of Columbia U.S. ESG Equity Income ETF" and in the "More Information About Columbia U.S. ESG Equity Income ETF" sections of the Prospectus are hereby superseded and replaced with the following:
A company’s recognition and management of its material ESG exposures and related disclosures can provide an additional lens through which to understand the quality, leadership, strategic focus, risk management and operational standards of the company. In assessing what the material ESG exposures are for a company, the Investment Manager, through the ESGM Ratings system, draws on the Sustainability Accounting Standards Board (SASB) materiality framework. The ESGM Ratings system seeks to identify and assess potential material ESG factors, essentially material risk and opportunity exposures, in companies. The Index’s premise is that companies that lead and report on the most material industry ESG factors, such as environmental, social capital, human capital, business model and innovation, and leadership and governance should be well-positioned to build competitive advantage and sustain their long-term future.
The ESGM Ratings provide subjective (based on the Investment Manager’s opinion) indicators into how effectively a company appears to be managing its material ESG risks and opportunities, expressed as a numerical ESGM Rating of a company from 1 to 5. A company determined to have an ESGM Rating of 1 reflects the Investment Manager’s then-current subjective assessment that the company is managing its material ESG risks and opportunities with low risk exposure. Conversely, a company determined to have an ESGM Rating of 5 reflects the Investment Manager’s then-current subjective assessment that the company is managing its material ESG risks and opportunities with high risk exposure. Companies in the MSCI USA Index that do not report or publish the necessary data to calculate an ESGM Rating will not receive an ESGM Rating by the Investment Manager and, being unrated, are not eligible for inclusion in the Index.
Environmental, Social and Governance Investment Research Tools Risk description in the subsection “Principal Risks” in the “Summary of Columbia International ESG Equity Income ETF”, "Summary of Columbia U.S. ESG Equity Income ETF”, "More Information About Columbia International ESG Equity Income ETF” and "More Information About Columbia U.S. ESG Equity Income ETF” sections is hereby superseded and replaced with the following:
Environmental, Social and Governance Investment Research Tools Risk. The Investment Manager’s proprietary ESGM Ratings system and screens are subjective (based on the Investment Manager’s opinion) research tools incorporated into the Index constituent selection process. These research tools may not operate as intended and may cause the Fund to underperform other investment strategies. Fund performance will depend on the quality and accuracy of the assumptions and framework (which may be amended over time) on which these research tools are based. Fund performance will also depend on the accuracy and availability of data that the research tools employ and
SUP271_10_003_(05/23)

such data may be based on proprietary research, based on third-party research, or by the issuers themselves (which also may be based upon data obtained from third parties). Any errors in the data could adversely affect these research tools and Fund performance.
These research tools depend, in part, upon subjective selection and application of factors and data inputs. The Investment Manager has discretion to determine the data collected and incorporated into these research tools, as well as in interpreting and applying the data used in these research tools. It is not practicable for these research tools to factor in all available data, and no assurance can be given that such data will be helpful or be free from errors. Information the Investment Manager deems sufficient to calculate a company’s ESGM Rating may not be available for certain companies in the Index’s starting universe, and such companies are then ineligible for inclusion in the Index.
Shareholders should retain this Supplement for future reference.
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